AGREEMENT TO ASSIGN CLAIMS

     THIS AGREEMENT is entered into this 4th day of May, 2001, by and between AmeriNet Group.com., Inc., a Delaware corporation ("AmeriNet"), and The Yankee Companies, Inc., a Florida corporation ("Yankee").

         WHEREAS:

A. On or about May 11, 2000: AmeriNet; Lorilei Communications, Inc., a Florida corporation ("Lorilei"); and Gerald R. Cunningham and Leigh A. Cunningham (individually and collectively the "Cunninghams") entered into a Reorganization Agreement pursuant to which Lorilei became a subsidiary of AmeriNet pursuant to an exchange of all of Lorilei's common stock (the "Lorilei Stock") previously owned by the Cunninghams in exchange for 572,519 shares of AmeriNet common stock (the "Amerinet Stock").

B. Pursuant to the Reorganization Agreement, a number of the shares of the AmeriNet Stock were placed in escrow (the "Escrowed Stock").

C. After the closing of the transaction, AmeriNet became aware that the Cunninghams had fraudulently misrepresented a number of matters concerning Lorilei's financial condition.

D. AmeriNet claims that it is entitled to all of the AmeriNet Stock that was the subject of the Reorganization Agreement in that:

     1). As a result of the Cunninghams' misrepresentations, AmeriNet is entitled to a constructive trust on the AmeriNet Stock that it conveyed or agreed to convey to the Cunninghams;

     2). Under the Reorganization Agreement, the condition of the escrow under which the Escrowed Stock would have been delivered to the Cunninghams has failed, and therefore AmeriNet is entitled to recover possession of the Escrowed Stock.

E. The Cunninghams are debtors in a Chapter 7 bankruptcy proceeding styled In re: Gerald R. Cunningham and Leigh A. Cunningham, filed in the U.S. Bankruptcy Court for the Middle District of Florida, Orlando Division, Case Number 00-06158-6B7 (the "Bankruptcy Proceeding").

F. AmeriNet has filed two proofs of claim (the "Proofs of Claim") in the Bankruptcy Proceeding as follows:

     1).   Proof of Claim Number 18, in the amount of $5,142.61; and

     2).   Proof of Claim Number 20, in the amount of $1,001,000.

G. AmeriNet seeks to convey to Yankee, and Yankee seeks to acquire from AmeriNet, the assets described below pursuant to the terms and conditions hereof.

     NOW THEREFORE, in consideration of the matters set forth above (which are incorporated herein by reference), the exchange of the mutual promises set forth herein, and other good and valuable consideration, the parties hereto agree as follows:

1. Assets. AmeriNet agrees to sell, convey, and assign to Yankee, and Yankee agrees to acquire from AmeriNet, the following ("Assets").

     1.1.      The Lorilei Stock.

     1.2.      The Proofs of Claim.

     1.3.      All  claims  or  causes  of  action  of   AmeriNet   against  the
               Cunninghams or their Bankruptcy Trustee, including, without limitation, claims: arising under the Proofs of Claim; to declare a constructive trust on the AmeriNet stock; or to recover the Escrowed Stock (individually and collectively the "Bankruptcy Claims").

2. Purchase Price. Yankee agrees to provide the following consideration in return for the assets:

     2.1.      Cash in the amount of $1.00.

     2.2. The assumption of AmeriNet's obligation to pay current and future attorney's fees in connection with the Bankruptcy Claims.

3.   AmeriNet's   Representations   and  Agreements.   Amerinet  represents  and
     warrants:

     3.1. AmeriNet has good, clear, marketable, and insurable title to the Assets free and clear of all liens, encumbrances, claims, and other exceptions to title, and upon the execution and delivery of the documents described in paragraph 4.3 below, Yankee will be vested with good, clear and marketable title to the Assets free and clear of all liens, encumbrances, claims, and other exceptions to title.

     3.2. The Assets are not subject to any written or oral agreement, which grants to any person or entity other than Yankee an option, right of first refusal or other right to acquire any interest in the Assets.

     3.3. The party executing this Agreement on behalf of AmeriNet has full right, title, and authority to so execute this Agreement and to deliver any and all documents required to consummate the transactions contemplated under this Agreement. No consent, approval, or authorization of any third party is required in connection with the execution of this Agreement by AmeriNet or the consummation of the transactions contemplated by this Agreement. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby will not violate, result in a breach of, or constitute a default under, the partnership agreement of AmeriNet, or of any order, judgment, arbitration award, note, mortgage, deed of trust, indenture or any other agreement or instrument whatsoever to which AmeriNet is a party or is or may be bound, or of any law, order, rule, regulation, writ or injunction of any governmental body having jurisdiction over AmeriNet.

     3.4. No litigation or proceeding is pending or threatened against AmeriNet or affecting any part of the Assets before any court or administrative agency which, if adversely determined, could have an adverse effect on the title to or use, enjoyment or value of the Assets or any part thereof or which could interfere with the consummation of this Agreement.

     3.5. There are no tax liabilities or other obligations or liabilities of AmeriNet, whether contingent, or otherwise, which affect the Assets or AmeriNet's business and operations in connection with the Assets, or which, by application of law or otherwise, Yankee will become responsible for as a result of the acquisition of the Assets.

     3.6. There has not been filed by or against, or threatened against, AmeriNet a petition in bankruptcy or other insolvency proceedings, or for the reorganization or the appointment of a receiver or trustee, nor has AmeriNet made an assignment for the benefit of creditors, not filed a petition for an arrangement, nor entered into an arrangement with creditors, nor admitted in writing AmeriNet's inability to pay debts as they become due. AmeriNet is not insolvent.

     3.7. AmeriNet has had no contact with any broker or other person or entity who might have a basis for claiming any brokerage or other commission relative to the transactions contemplated by this Agreement.

     3.8. AmeriNet shall indemnify Yankee, and hold Yankee harmless from, all damages, claims, losses, costs, and expenses, including attorneys' fees, which Yankee may sustain, or which may be asserted against Yankee, arising out of a breach by AmeriNet of its representations and warranties herein.

4.   Closing.

     4.1. This transaction shall be closed on or before May 31, 2001, at 1941 Southeast 51st Terrace, Ocala, Florida, or by mail so that all documents are received at the above location on or before such date.

     4.2.      At the Closing, Yankee will pay or deliver:

     4.2.1.    The cash portion of the purchase price.

     4.2.2. Amounts necessary to record any documents in the Public Records of Marion County deemed necessary by Yankee.

     4.3.      At the Closing, AmeriNet will deliver:

     4.3.1. Assignments of Claims in such forms as are satisfactory to Yankee in the exercise of its reasonable discretion.

     4.3.2.    The Lorilei Stock properly endorsed to Yankee.

     4.3.3. Such other documents as are requested by Yankee in the exercise of its reasonable discretion.

5.   Post-Closing Obligations.

     5.1. Following the closing, AmeriNet shall, upon Yankee's written request, promptly:

     5.1.1. Cooperate with Yankee and its counsel in pursuing remedies available under the Reorganization Agreement, including, without limitation, the Bankruptcy Claims.

     5.1.2. Consent to the cooperation or participation with Yankee of its prior officers, directors, shareholders, accountants (including David K. Kentley), attorneys (including W. James Gooding III, and the law firm of Gilligan, King & Gooding, P.A.), agents, employees, independent contractors or other representatives in connection with the pursuit of remedies under the Reorganization Agreement or the Bankruptcy Claims.

     5.2. Following the Closing, Yankee shall pay all attorney's fees previously incurred by AmeriNet in connection with the Bankruptcy Claims.

6. Relationship of AmeriNet and Yankee. This Agreement shall not constitute or be considered a partnership, employer-employee relationship, joint venture, agency or similar business relationship between the parties hereto. Yankee is not assuming any obligations or liabilities of AmeriNet by virtue of this transaction or otherwise.

7. Exclusive Venue. The parties agree that the exclusive venue for any litigation, suit, action, counterclaim, or proceeding, whether at law or in equity, which arises out of concerns, or relates to this agreement, any and all transactions contemplated hereunder, the performance hereof, or the relationship created hereby, whether sounding in contract, tort, strict liability, or otherwise, shall be in Marion County, Florida.

8. JURY WAIVER. EACH PARTY HEREBY COVENANTS AND AGREES THAT IN ANY LITIGATION, SUIT, ACTION, COUNTERCLAIM, OR PROCEEDING, WHETHER AT LAW OR IN EQUITY, WHICH ARISES OUT OF CONCERNS, OR RELATES TO THIS AGREEMENT, ANY AND ALL TRANSACTIONS CONTEMPLATED HEREUNDER, THE PERFORMANCE HEREOF, OR THE RELATIONSHIP CREATED HEREBY, WHETHER SOUNDING IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE, TRIAL SHALL BE TO A COURT OF COMPETENT JURISDICTION AND NOT TO A JURY. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY. ANY PARTY MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS AGREEMENT WITH ANY COURT, AS WRITTEN EVIDENCE OF THE CONSENT OF THE PARTIES HERETO OF THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY. NEITHER PARTY HAS MADE OR RELIED UPON ANY ORAL REPRESENTATIONS TO OR BY THE OTHER PARTY REGARDING THE ENFORCEABILITY OF THIS PROVISION. EACH PARTY HAS READ AND UNDERSTANDS THE EFFECT OF THIS JURY WAIVER PROVISION.

9.   Notices.

     9.1. All notices, requests, consents and other communications required or permitted under this agreement shall be in writing (including faxed communication) and shall be (as elected by the person giving such notice) hand delivered by messenger or courier service, faxed, or mailed by Registered or Certified Mail
               (postage pre-paid), Return Receipt Requested, addressed to the following or to such other addresses as any party may designate by notice complying with the terms of this subparagraph:

     9.1.1. If to AmeriNet: Crystal Corporate Center 2500 North Military Trail, Suite 225 Boca Raton, Florida 33431 Attn: Edward Dmytryk

     9.1.2. If to Yankee: Crystal Corporate Center 2500 North Military Trail, Suite 225 Boca Raton, Florida 33431 Attn: Leonard M. Tucker

     9.2.      Each such notice shall be deemed delivered:

     9.2.1.    On the dated delivered if by personal delivery;

     9.2.2.    On the date faxed if by fax; and

     9.2.3. On the date upon which the Return Receipt is signed or delivery is refused or the notice is designated by the postal authorities as not delivered, as the case may be, if mailed.

10. Governing Laws. This agreement and all transactions contemplated by this agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of Florida without regard to principles of conflicts of laws.

11. Attorney's Fees. If any legal action or other proceeding (including, without limitation, appeals or bankruptcy proceedings) whether at law or in equity, which: arises out of, concerns, or relates to this agreement, any and all transactions contemplated hereunder, the performance hereof, or the relationship created hereby; or is brought for the enforcement of this agreement, or because of an alleged dispute, breach, default or misrepresentation in connection with any provisions of this agreement, the successful or prevailing party or parties shall be entitled to recover reasonable attorney's fees, court costs and all expenses even if not taxable as court costs, incurred in that action or proceeding, in addition to any other relief to which such party or parties may be entitled.

12. Counterparts. This agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

13. Remedies. No remedy herein conferred upon any party is intended to be exclusive of any other remedy, and each and every such remedy shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or by statute or otherwise. No single or partial exercise by any party of any right, power or remedy hereunder shall preclude any other or further exercise thereof.

14. Severability Clause. Provisions contained in this agreement which are contrary to, prohibited by or invalid under applicable laws or regulations shall be deemed omitted from this document and shall not invalidate the remaining provisions thereof.

15. Waiver. A failure to assert any rights or remedies available to a party under the terms of this agreement, or a waiver of the right to remedies available to a party by a course of dealing or otherwise shall not be deemed to be a waiver of any other right or remedy under this agreement, unless such waiver of such right or remedy is contained in a writing signed by the party alleged to have waived his other rights or remedies.

16. Construction of Agreement. Each party acknowledges that all parties to this Agreement participated equally in the drafting of this Agreement and that it was negotiated at arm's length. Accordingly, no court construing this Agreement shall construe it more strongly against one party than another.

17. Language. Whenever used in this Agreement, the singular number shall include the plural, the plural number shall include the singular, and the use of any gender shall include all genders where the context permits.

18. Paragraph Headings. The paragraph headings used in this Agreement are for convenience only, and shall not be used in interpreting or construing any provision of this Agreement.

19. Exhibits. Any exhibits attached to this Agreement shall, by this reference, be incorporated into this Agreement.

20. Further Action. Each of the parties hereto shall execute and deliver any and all additional papers, documents, and other assurances, and shall do any and all acts and things reasonably necessary in connection with the performance of the obligations hereunder and to carry out the intent of the parties hereto.

21. Time. Time is of the essence of all of the provisions and terms of this Agreement.

22. Entire Understanding. This agreement represents the entire understanding and agreement between the parties with respect to the subject matter hereof, and supersedes all other negotiations (if any) made by and between the parties.

23. Amendments. The provisions of this agreement may not be amended, supplemented, waived, or changed orally but only by a writing making specific reference to this agreement signed by the party as to whom enforcement of any such amendment, supplement, waiver or modification is sought.

/s/ Vanessa H. Lindsey
Witness                         AmeriNet Group.com, Inc., a Delaware corporation
_____________________________                          By: /s/ Ed Dmytryk
Print Witness Name                                  President(Print Title)

/s/ Jennifer Mitchem
Witness
____________________________
Print Witness Name

/s/ Nancy Malonari
Witness                        The Yankee Companies, Inc., a Florida corporation
____________________________                     By: /s/ Leonard M. Tucker
Print Witness Name                               President(Print Title)

/s/Charles J. Scimeca
Witness
_____________________________
Print Witness Name

This Instrument Prepared by and Return To:
W. James Gooding III
Gilligan, King & Gooding, P.A.
7 E. Silver Springs Blvd.
Suite 500
Ocala, FL. 34470

              ASSIGNMENT AND TRANSFER OF BANKRUPTCY CLAIM NUMBER 18

         KNOW ALL MEN BY THESE PRESENTS THAT,

     WHEREAS, Gerald R. Cunningham and Leigh A. Cunningham (individually and collectively "Debtors") are indebted to AmeriNet Group.com, Inc., a Delaware corporation ("Assignor") in the amount of $5,142.61; and

     WHEREAS,  Debtors  are  debtors in a  Bankruptcy  proceeding  styled In re:
Gerald R. Cunningham, filed in the U.S. Bankruptcy Court for the Middle District of Florida, Orlando Division, Case Number 00-06158-6B7; and

     WHEREAS, Assignor has filed a Proof of Claim (the "Claim") for such indebtedness (the "Debt") in the Bankruptcy proceeding which as been designated as Claim Number 18 in the amount of $5142.61; and

     WHEREAS, Assignor is the present, legal and equitable owner and holder of the Claim and Debt.

     NOW, THEREFORE, in consideration of the sum of Ten and no/100 Dollars ($10.00), and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Assignor grants, bargains, sells, assigns, transfers, and sets over to The Yankee Companies, Inc., a Florida corporation ("Assignee"), and to the Assignee's heirs, successors, and assigns, all of Assignor's right, title, and interest in, to, and under the Claim and Debt.

     ASSIGNOR represents and warrants that it is now the sole legal owner and holder of the Claim and Debt; it has not executed any prior assignment or pledge of the Claim or Debt, or any security interests, assignments, or other rights, privileges, and interests concerning the Claim or Debt; it has not executed any release of all or any part of the security (if any) described in the Claim; it has not executed any instrument affecting the liability of the obligor(s) under the Claim and Debt; and, to its knowledge, there are no offsets, credits, or defenses to the Claim or Debt, or related security interests, assignments, and other rights, interests, or privileges.

     ASSIGNOR agrees to execute, acknowledge, and to deliver to Assignee all further documents, assignments, U.C.C. filing statements, and assurances as Assignee may reasonably require from time to time to confirm and implement the transfer and assignment of the rights and interests conveyed and intended to be conveyed hereunder.

         IN WITNESS WHEREOF, this Assignment has been duly executed on 4th day of May, 2001.


                       ASSIGNOR AmeriNet Group.com., Inc., a Delaware corporation By: /s/ Ed Dmytryk
                            Ed Dmytryk, as President

STATE OF Florida
COUNTY OF Marion

     The foregoing instrument was acknowledged before me this 4th day of May, 2001, by Ed Dmytryk, as President of AmeriNet Group.com., Inc., a Delaware corporation.

                                            /s/ Vanessa H. Lindsey
                                            Notary Public, State of Florida
                                            Name:_______________________________
                                                     (Please print or type)

                                            Commission Number: CC923534
                                            Commission Expires: March 29, 2004
Notary: Check one of the following:
X Personally known OR Produced  Identification (if this box is checked,  fill in
blanks       below).        Type       of        Identification        Produced:
________________________________________

This Instrument Prepared by and Return To:
W. James Gooding III
Gilligan, King & Gooding, P.A.
7 E. Silver Springs Blvd.
Suite 500
Ocala, FL. 34470

              ASSIGNMENT AND TRANSFER OF BANKRUPTCY CLAIM NUMBER 20

     KNOW ALL MEN BY THESE PRESENTS THAT, WHEREAS, Gerald R. Cunningham and Leigh A. Cunningham (individually and collectively "Debtors") are indebted to AmeriNet Group.com, Inc., a Delaware corporation ("Assignor") in the amount of $1,001,000.; and

     WHEREAS,  Debtors  are  debtors in a  Bankruptcy  proceeding  styled In re:
Gerald R. Cunningham, filed in the U.S. Bankruptcy Court for the Middle District of Florida, Orlando Division, Case Number 00-06158-6B7; and

     WHEREAS, Assignor has filed a Proof of Claim (the "Claim") for such indebtedness (the "Debt") in the Bankruptcy proceeding which as been designated as Claim Number 20 in the amount of $1,001,000.; and

     WHEREAS, Assignor is the present, legal and equitable owner and holder of the Claim and Debt.

     NOW, THEREFORE, in consideration of the sum of Ten and no/100 Dollars ($10.00), and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Assignor grants, bargains, sells, assigns, transfers, and sets over to The Yankee Companies, Inc., a Florida corporation ("Assignee"), and to the Assignee's heirs, successors, and assigns, all of Assignor's right, title, and interest in, to, and under the Claim and Debt.

     ASSIGNOR represents and warrants that it is now the sole legal owner and holder of the Claim and Debt; it has not executed any prior assignment or pledge of the Claim or Debt, or any security interests, assignments, or other rights, privileges, and interests concerning the Claim or Debt; it has not executed any release of all or any part of the security (if any) described in the Claim; it has not executed any instrument affecting the liability of the obligor(s) under the Claim and Debt; and, to its knowledge, there are no offsets, credits, or defenses to the Claim or Debt, or related security interests, assignments, and other rights, interests, or privileges.

     ASSIGNOR agrees to execute, acknowledge, and to deliver to Assignee all further documents, assignments, U.C.C. filing statements, and assurances as Assignee may reasonably require from time to time to confirm and implement the transfer and assignment of the rights and interests conveyed and intended to be conveyed hereunder.

        IN WITNESS WHEREOF, this Assignment has been duly executed on 4th day of May, 2001.


                       ASSIGNOR AmeriNet Group.com., Inc., a Delaware corporation By: /s/ Ed Dmytryk
                            Ed Dmytryk, as President

STATE OF Florida
COUNTY OF Marion

     The foregoing instrument was acknowledged before me this 4th day of May, 2001, by Ed Dmytryk, as President of AmeriNet Group.com., Inc., a Delaware corporation.

                                            /s/ Vanessa H. Lindsey
                                            Notary Public, State of Florida
                                            Name:_______________________________
                                                     (Please print or type)

                                            Commission Number: CC923534
                                            Commission Expires: March 29, 2004
Notary: Check one of the following:
X Personally known OR Produced  Identification (if this box is checked,  fill in
blanks       below).        Type       of        Identification        Produced:
________________________________________

This Instrument Prepared by and Return To:
W. James Gooding III
Gilligan, King & Gooding, P.A.
7 E. Silver Springs Blvd.
Suite 500
Ocala, FL. 34470

                              ASSIGNMENT OF CLAIMS

     KNOW ALL MEN BY THESE PRESENTS THAT, IN CONSIDERATION of the sum of Ten and no/100 Dollars ($10.00) which is acknowledged by execution of this Assignment, AmeriNet Group.com, Inc., a Delaware corporation ("Assignor"), grants, bargains, sells, assigns, transfers, and sets over to The Yankee Companies, Inc., a Florida corporation ("Assignee"), and to the Assignee's heirs, successors, and assigns, all of Assignor's right, title, and interest in, to, and under the following assets (the "Assets"):

1. All of the common stock of Lorilei Communications, Inc., a Florida corporation ("Lorilei");

2. The following Proofs of Claim (the "Proofs of Claim") filed by Assignor in the Chapter 7 Bankrupty proceeding of Gerald R. Cunningham and Leigh A. Cunningham (individually and collectively "the Cunninghams") styled In re:
     Gerald R. Cunningham and Leigh A. Cunningham, filed in the U.S. Bankruptcy Court for the Middle District of Florida, Orlando Division, Case Number 00-06158-6B7 (the "Bankruptcy Proceeding"):

      a.   Proof of Claim Number 18 in the amount of $5,142.61; and

      b.   Proof of Claim Number 20 in the amount of $1,001,000.

3. All claims or causes of action of Assignor against the Cunninghams or their Bankruptcy Trustee including, without limitation, claims or causes of action:

      a.  Arising under the Proofs of Claim;

      b. To declare a constructive trust on Assignor's stock claimed by or in the possession of the Cunninghams or their Bankruptcy Trustee that was the subject of that certain Reorganization Agreement between AmeriNet, Lorilei Communcations, Inc., a Florida corporation, and the Cunninghams; or

       c. To recover Assignor's stock escrowed pursuant to such Reorganization Agreement.

     ASSIGNOR represents and warrants that it is now the sole legal owner and holder of the Assets; it has not executed any prior assignment or pledge of the Assets; and, to its knowledge, there are no offsets, credits, or defenses to the Assets.

     ASSIGNOR agrees to execute, acknowledge, and to deliver to Assignee all further documents, assignments, and assurances as Assignee may reasonably require from time to time to confirm and implement the transfer and assignment of the rights and interests conveyed and intended to be conveyed.

     IN WITNESS WHEREOF, this Assignment has been duly executed on 4th day of May, 2001.


                 ASSIGNOR AmeriNet Group.com., Inc., a Delaware
                         corporation By: /s/ Ed Dmytryk
                              Ed Dmytryk, President

                 ASSIGNEE The Yankee Companies, Inc., a Florida
                     corporation By: /s/ Leonard M. Tucker
                          Leonard M. Tucker, President

STATE OF Florida
COUNTY OF Marion

     The foregoing instrument was acknowledged before me this 4th day of May, 2001, by Ed Dmytryk, as President of AmeriNet Group.com, Inc., a Delaware corporation, on behalf of the corporation.


                                            /s/ Vanessa H. Lindsey
                                            Notary Public, State of Florida
                                            Name:_______________________________
                                                     (Please print or type)

                                            Commission Number: CC923534
                                            Commission Expires: March 29, 2004
Notary: Check one of the following:
X Personally known OR Produced  Identification (if this box is checked,  fill in
blanks       below).        Type       of        Identification        Produced:
________________________________________



STATE OF Florida
COUNTY OF Palm Beach

     The foregoing instrument was acknowledged before me this 9th day of May, 2001, by Leonard M. Tucker, as President of The Yankee Companies, Inc., a Florida corporation, on behalf of the corporation.

                                            /s/ Charles J. Scimeca
                                            Notary Public, State of Florida
                                            Name:_______________________________
                                                     (Please print or type)

                                            Commission Number: CC907329
                                            Commission Expires:4/26/2004

Notary: Check one of the following:

X Personally known OR Produced  Identification (if this box is checked,  fill in
blanks       below).        Type       of        Identification        Produced:
________________________________________